UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

REXNORD CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

To Be Held At:

511 W. Freshwater Way, Milwaukee, Wisconsin 53204

on July 25, 2019, at 9:00 a.m. Central Time

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below no later than July 11, 2019.

Please visit http://www.astproxyportal.com/ast/17558/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE:	888-Proxy-NA (888-776-9962) in the United States or 718-921-8562 from other countries

	E-MAIL:	info@astfinancial.com

	WEBSITE:	https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll-free number to call.

MAIL: You may request a proxy card by following the instructions above.

Matters to be acted on at the Annual Meeting:		Notice of, and Information regarding, the Annual Meeting
1.	The election of each of the following nominees as a director for a three-year term expiring in fiscal 2023 (except as marked to the contrary below):	Date: July 25, 2019	Time: 9:00 a.m. Central Time
	NOMINEES: Mark S. Bartlett David C. Longren George C. Moore	Location:	511 W. Freshwater Way Milwaukee, Wisconsin 53204
		For holders of record as of:	May 28, 2019
2.	Advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Proxy Statement.	You are receiving this communication because you hold shares in Rexnord Corporation, and the materials you should review before you cast your vote are now available.
3.	Approval of the amendment to, and restatement of, the Rexnord Corporation Performance Incentive Plan.
4.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2020.
In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any adjournment thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3 AND 4.
Please note that you cannot use this notice to vote by mail.